UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest event reported) November 15, 2006

COPPER ROAD, INC.

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(Exact name of registrant as specified in its charter)

Nevada	20-5163482
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

598 – 999 Canada Place, Vancouver, British Columbia V6C 3E1

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(Address of principal executive offices including postal code)

604-608-2861

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(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

ITEM 5.02.

CHANGE OF REGISTRANT’S DIRECTORS AND OFFICERS

Effective November 15, 2006 Mr. Douglas Blackman was appointed as director and secretary.

Effective November 15, 2006 Mr. Gregory Thompson was appointed a director.

Effective November 15, 2006 Mr. James Laird was appointed a director.

Effective January 1, 2007 Mr. Kelly Fielder was appointed a director.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned hereunder duly authorized.

COPPER ROAD, INC.

By: “Darren Hayes”

Darren Hayes

President and Director